Long-Term Bank Debt, Current and Non-Current	6 Months Ended
Jun. 30, 2016
Long Term Bank Debt [Abstract]
Long-term bank debt

6.       Long-Term Bank Debt, Current and Non-Current

The amounts of long-term bank debt shown in the accompanying consolidated balance sheets are analyzed as follows:

	June 30, 2016	Current	Non-current	December 31, 2015	Current	Non-current

The Royal Bank of Scotland plc - Term Loan	$136,999	$8,138	$128,861	$144,687	$15,376	$129,311
less unamortized deferred financing costs	(1,764)	(451)	(1,313)	(2,009)	(479)	(1,530)
Total bank debt, net of unamortized deferred financing costs	$135,235	$7,687	$127,548	$142,678	$14,897	$127,781

The Royal Bank of Scotland plc (“RBS”) – Term Loan: On September 10, 2015, the Company, through nine of its subsidiaries, entered into a loan agreement with RBS of up to $148,000, to re-finance the acquisition cost of seven of the Company's vessels, including the full prepayment of the previous facility agreement, and to support the acquisition of the two newly acquired vessels, the “Hamburg” and the “Rotterdam”. Until December 31, 2015, the Company drew down the full amount of the loan and paid arrangement and structuring fees amounting to $1,875.

The loan bears interest at the rate of 2.75% per annum over LIBOR and is repayable in quarterly instalments and a balloon payment payable together with the last installment in September 2021. The Company paid commitment commissions of 1.375% per annum on the undrawn amounts, from July 30, 2015, the date of acceptance of the lenders' offer letter, until the drawdown dates.

The loan is secured by first preferred mortgages on nine vessels of the Company's fleet, first priority deeds of assignments of insurances, earnings, charter rights and requisition compensation and a corporate guarantee. The loan agreement also contains customary financial covenants, minimum security value of the mortgaged vessels, requires minimum liquidity of $500 per vessel in the fleet and restricted cash of $9,000 to be deposited by the borrowers with the lenders for the duration of the loan. There are also restrictions as to changes in the loan agreement with DSI, in the securities purchase agreement that the Company entered into in the private placement which took place in July 2014, in certain shareholdings and management of the vessels. Finally, the Company is not permitted to pay any dividends that would result in a breach of the financial covenants.

On September 12, 2016, the Company entered into an amendment of its existing loan agreement with RBS and agreed among others, to amend the repayment schedule of the loan (Note 11).

During the six months ended June 30, 2016 and 2015, total interest incurred on long-term bank debt, amounted to $2,388 and $1,626, respectively, and is included in Interest and finance costs in the accompanying unaudited interim consolidated statements of operations.

As of June 30, 2016, the maturities of the Company's debt facility described above, as amended in September 2016 (Note 11), and throughout its term are as follows:

Period	Principal Repayment
July 1, 2016 to June 30, 2017	$8,138
July 1, 2017 to June 30, 2018	8,138
July 1, 2018 to June 30, 2019	18,046
July 1, 2019 to June 30, 2020	19,816
July 1, 2020 to June 30, 2021	19,816
July 1, 2021 and thereafter	63,045
Total	$136,999